Loss per share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Loss per share	Loss per share
The Company has three categories of potentially dilutive securities: stock options, DSUs and RSUs. All potentially dilutive securities have been excluded from the calculation of diluted loss per share for the periods in which the Company is in a net loss position. Including the dilutive securities in these periods would be anti-dilutive; therefore, basic and diluted number of shares used in the calculation is the same for the periods presented.

The outstanding number and type of securities that could potentially dilute basic net income per share in the future but would have decreased the loss per share (anti-dilutive) for the periods in which the Company is in a net loss position are as follows:

	December 31,
	2021	2020
	#	#
Stock options	1,109,074	1,516,641
DSUs	41,492	44,142
RSUs	—	—
	1,150,566	1,560,783